LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JUNE 8, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED JUNE 28, 2019, OF

WESTERN ASSET SMASH SERIES EC FUND

Effective on or about August 11, 2020, the fund will be renamed Western Asset SMASh Series Core Plus Completion Fund. The fund’s investment objective, policies, and strategies are not changing in connection with this name change.

Please retain this supplement for future reference.

WASX600615